Exhibit 43

AMENDMENT TO STOCKHOLDERS’ AGREEMENT

This AMENDMENT TO STOCKHOLDERS’ AGREEMENT, dated as of February 12, 2024 (this “Amendment”), by and among the Depository, Hyster-Yale Materials Handling, Inc., a Delaware corporation (the “Corporation”), the new Participating Stockholder identified on the signature pages hereto (the “New Participating Stockholder”) and the Participating Stockholders under the Stockholders’ Agreement, dated as of September 28, 2012, as amended (the “Stockholders’ Agreement”), by and among the Depository, the Corporation and the Participating Stockholders. Capitalized terms defined in the Stockholders’ Agreement are used herein as so defined.

This Amendment (i) sets forth the terms and conditions on which the New Participating Stockholder will join in and become a party to the Stockholders’ Agreement and (ii) removes certain Participating Stockholders (the “Released Participating Stockholders”) who are party to the Stockholders’ Agreement and are bound by the terms thereof, including from the list of existing Participating Stockholders. The list of existing Participating Stockholders prior to giving effect to this Amendment is attached hereto as Exhibit A.

Pursuant to Section 8 of the Stockholders’ Agreement, the Stockholders’ Agreement may be amended by a written instrument that (i) refers specifically to the Stockholders’ Agreement and (ii) is executed and delivered by Participating Stockholders owning 66 2⁄3 percent of the shares of Class B Common Stock subject to the Stockholders’ Agreement.

In consideration of the mutual promises hereinafter set forth and other good and valuable consideration had and received, the parties hereto agree as follows:

1. Representations and Warranties. The New Participating Stockholder represents and warrants to the other Participating Stockholders and the Corporation as follows:

(a) The New Participating Stockholder is the beneficial owner of, or simultaneously with the execution hereof will acquire and be deemed to be the beneficial owner of, the shares of Class B Common Stock identified below the New Participating Stockholder’s name on the signature pages hereto (except as otherwise described thereon), and except as otherwise described thereon the New Participating Stockholder does not own of record or beneficially or have any interest in any other shares of Class B Common Stock or any options to purchase or rights to subscribe or otherwise acquire any other shares of Class B Common Stock other than pursuant to the Stockholders’ Agreement;

(b) The New Participating Stockholder has the right, power and authority to execute and deliver this Amendment and to perform the New Participating Stockholder’s obligations hereunder and under the Stockholders’ Agreement; if this Amendment is being executed by a trustee on behalf of a trust, such trustee has full right, power and authority to enter into this Amendment on behalf of the trust and to bind the trust and its beneficiaries to the terms hereof; if this Amendment is being executed on behalf of a Participating Stockholder Organization, the person executing this Amendment is a duly authorized representative of such Participating Stockholder Organization with full right, power and authority to execute and deliver this Amendment on behalf of such Participating Stockholder Organization and to bind such Participating Stockholder

Organization to the terms hereof; the execution, delivery and performance of this Amendment by the New Participating Stockholder will not constitute a violation of, conflict with or result in a default under (i) any contract, understanding or arrangement to which the New Participating Stockholder is a party or by which the New Participating Stockholder is bound or require the consent of any other person or any party pursuant thereto; (ii) any organizational, charter or other governance documents (including, without limitation, any partnership agreement, certificate of incorporation, or bylaws) of the New Participating Stockholder, (iii) any judgment, decree or order applicable to the New Participating Stockholder; or (iv) any law, rule or regulation of any governmental body;

(c) This Amendment and the Stockholders’ Agreement constitute legal, valid and binding agreements on the part of the New Participating Stockholder; the shares of Class B Common Stock owned beneficially by the New Participating Stockholder are fully paid and nonassessable; and

(d) The shares of Class B Common Stock owned beneficially by the New Participating Stockholder are now held by the New Participating Stockholder, free and clear of all adverse claims, liens, encumbrances and security interests (except as created by the Stockholders’ Agreement and any Amendments thereto, including this Amendment, and the Restated Certificate).

2. Address for Notices. The address for all notices to the New Participating Stockholder provided pursuant to the Stockholders’ Agreement shall be the address set forth below the New Participating Stockholder’s name on the signature pages hereto, or to such other address as such New Participating Stockholder may specify to the Depository.

3. Agreement to be Bound by Stockholders’ Agreement. The New Participating Stockholder agrees to be bound by all of the terms and provisions of the Stockholders’ Agreement applicable to Participating Stockholders.

4. Beneficiaries. The New Participating Stockholder acknowledges that the Corporation and each Participating Stockholder is a beneficiary of this Amendment.

5. Amendment of Stockholders’ Agreement. The Stockholders’ Agreement is hereby amended to add the New Participating Stockholder as a Participating Stockholder.

6. Signature of Amendment by Trusts, Minors and Incompetents.

(a) In order for a trust exclusively (as defined in Section 1.11 of the Stockholders’ Agreement) for the benefit of a Family Member or Members to be considered a Participating Stockholder:

(i) the trustee and all adult beneficiaries of such trusts having a current trust interest (as well as all Charitable Organization beneficiaries having a current trust interest) shall have previously signed the Stockholders’ Agreement or shall sign this Amendment as a Participating Stockholder;

2

(ii) the trustee and a parent or legal guardian, for trusts with minor beneficiaries having a current trust interest, shall sign this Amendment on behalf of any such minor beneficiaries; or

(iii) the trustee and legal guardian, if any, for trusts with incompetent beneficiaries having a current trust interest, shall sign this Amendment on behalf of any such incompetent beneficiaries.

(b) If, at any time, any trust shall have an adult beneficiary (and such beneficiary is not incompetent) having a current trust interest or an ascertainable Charitable Organization beneficiary having a current trust interest and if such beneficiary has not previously signed the Stockholders’ Agreement, then if such beneficiary shall fail or be unable to sign this Amendment for a period of 30 calendar days following notification to such beneficiary of the terms of this Amendment and the Stockholders’ Agreement by the Depository and following signature of this Amendment by the trustee, the trust shall thereupon cease to be a Participating Stockholder and Section 3.2 of the Stockholders’ Agreement shall then apply as if the shares of Class B Common Stock held by the trust were then to be converted. The donor of a trust that is revocable by the donor alone, during the lifetime of such donor, shall be considered the only beneficiary thereof so long as such trust is so revocable.

(c) In the case of Class B Common Stock held by a custodian under the Uniform Transfers to Minors Act (or the practical equivalent thereof) for the benefit of a minor Family Member, the custodian shall sign this Amendment on behalf of such minor if such minor is to be considered a Participating Stockholder.

(d) In the case of Class B Common Stock held in the name of a minor Family Member, a parent or legal guardian of such minor shall sign this Amendment on behalf of such minor if such minor is to be considered a Participating Stockholder.

(e) In the case of Class B Common Stock held in the name of an incompetent Family Member, the legal guardian of such incompetent shall sign this Amendment on behalf of such incompetent if such incompetent is to be considered a Participating Stockholder.

(f) When a minor described in Section 6(c) or (d) reaches the age of majority, or an incompetent described in Section 6(e) is no longer impaired by such disability and has reached the age of majority, such Family Member shall execute and deliver an Amendment which has been executed and delivered by the Participating Stockholders (or their attorney-in-fact), the Corporation and the Depository. If such Family Member shall fail or be unable to sign such Amendment for a period of 30 calendar days following notification to such Family Member of the terms of the Stockholders’ Agreement by the Depository, such Family Member shall thereupon cease to be a Participating Stockholder and Section 3.2 of the Stockholders’ Agreement shall then apply as if the shares of Class B Common Stock were then to be converted.

7. Power of Attorney. The undersigned New Participating Stockholder hereby constitutes and appoints Alfred M. Rankin, Jr., Kimberly J. Pustulka and Suzanne Schulze Taylor and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities to:

3

(a) execute any and all statements under Section 13 or Section 16 of the Securities Exchange Act of 1934 of beneficial ownership of shares of Class B Common Stock subject to the Stockholders’ Agreement as amended by this Amendment, including all statements on Schedule 13D and all amendments thereto, all joint filing agreements pursuant to Rule 13d-1(k) under such Exchange Act in connection with such statements, all initial statements of beneficial ownership on Form 3 and any and all other documents to be filed with the Securities and Exchange Commission, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and

(b) execute and deliver any and all Amendments whereby a Family Member, Charitable Organization or Participating Stockholder Organization becomes a Participating Stockholder or any other amendment to the Stockholders’ Agreement in accordance with Section 8 of the Stockholders’ Agreement, other than those amendments that (i) extend the term of the Stockholders’ Agreement or (ii) amend Section 2, 3, 4 or 8 of the Stockholders’ Agreement, thereby granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them, or their substitutes or resubstitutes, may lawfully do or cause to be done by virtue of this Section 7. The grant of this power of attorney shall not be affected by any disability of such undersigned New Participating Stockholder. If applicable law requires additional or substituted language or formalities (including witnesses or acknowledgments) in order to validate the power of attorney intended to be granted by this Section 7, the New Participating Stockholder agrees to execute and deliver such additional instruments and to take such further acts as may be necessary to validate such power of attorney.

8. Amendment of Stockholders’ Agreement.

(a) The Stockholders’ Agreement is hereby amended to remove the Released Participating Stockholders listed on Exhibit B, attached hereto, from the Stockholders’ Agreement;

(b) After the execution and delivery of this Amendment, none of the Released Participating Stockholders will be party to the Stockholders’ Agreement or bound by the terms thereof; and

(c) The list of Participating Stockholders in effect after the execution and delivery of this Agreement is attached hereto as Exhibit C.

9. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument, without production of the others.

[Signature Page Follows]

4

IN WITNESS WHEREOF, the New Participating Stockholder, the Participating Stockholders, the Corporation and the Depository have executed this Amendment or caused this Amendment to be executed in their respective names, all as of the date and year first above written.

JACOB ALAN KUIPERS MAIN TRUST U/A/D APRIL 26, 2016, AS AMENDED

/s/ Jacob A. Kuipers
Jacob A. Kuipers, Trustee (a New Participating Stockholder)

Address:	150 Miles Rd

Chagrin Falls, OH 44022

Number of Shares of Class B Common Stock	Certificate No.

[Signature Page to Amendment to Stockholders’ Agreement]

HYSTER-YALE MATERIALS HANDLING, INC., as Depository

By:	/s/ Suzanne Schulze Taylor
Suzanne Schulze Taylor Senior Vice President, General Counsel & Secretary

[Signature Page to Amendment to Stockholders’ Agreement]

HYSTER-YALE MATERIALS HANDLING, INC.

By:	/s/ Suzanne Schulze Taylor
Suzanne Schulze Taylor Senior Vice President, General Counsel & Secretary

[Signature Page to Amendment to Stockholders’ Agreement]

THE PARTICIPATING STOCKHOLDERS

By:	/s/ Alfred M. Rankin, Jr.
Alfred M. Rankin, Jr., on behalf of himself, and as Attorney-in-Fact for the Participating Stockholders listed in Exhibit A attached hereto and incorporated herein by reference

[Signature Page to Amendment to Stockholders’ Agreement]

Exhibit A

PARTICIPATING STOCKHOLDERS

1.	Clara L. T. Rankin

2.	Alfred M. Rankin, Jr.

3.	Victoire G. Rankin

4.	Helen Rankin Butler (f/k/a Helen P. Rankin)

5.	Clara T. Rankin Williams (f/k/a Clara T. Rankin)

6.	Thomas T. Rankin

7.	Matthew M. Rankin

8.	James T. Rankin

9.	Claiborne R. Rankin

10.	Chloe O. Rankin

11.	Chloe R. Seelbach (f/k/a Chloe E. Rankin)

12.	Claiborne R. Rankin, Jr.

13.	Roger F. Rankin

14.	Bruce T. Rankin

15.	Martha S. Kelly

16.	Susan Sichel

17.	Jennifer T. Jerome

18.	Caroline T. Ruschell

19.	David F. Taplin

20.	Beatrice B. Taplin

21.	Thomas E. Taplin, Jr.

22.	Theodore D. Taplin

23.	Britton T. Taplin

24.	Frank F. Taplin

25.	Rankin Management, Inc.

26.	Rankin Associates I, L.P. (f/k/a CTR Family Associates, L.P.)

27.	The Trust created under the Agreement, dated December 28, 1976, between National City Bank, as trustee, and Clara L.T. Rankin, for the benefit of grandchildren

28.	The Trust created under the Agreement, dated July 20, 2000, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Clara T. Rankin, for the benefit of Clara T. Rankin

29.

The Trust created under the Agreement, dated September 28, 2000, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Alfred M. Rankin, Jr., for the benefit of Alfred M. Rankin, Jr.

30.

The Trust created under the Agreement, dated September 28, 2000, as supplemented, amended and restated, between Victoire G. Rankin, as trustee, and Victoire G. Rankin, for the benefit of Victoire G. Rankin

31.

The Trust created under the Agreement, dated December 29, 1967, as supplemented, amended and restated, between Thomas T. Rankin, as trustee, and Thomas T. Rankin, creating a trust for the benefit of Thomas T. Rankin

32.

The Trust created under the Agreement, dated June 22, 1971, as supplemented, amended and restated, between Claiborne R. Rankin, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Claiborne R. Rankin

33.

The Trust created under the Agreement, dated September 11, 1973, as supplemented, amended and restated, between Roger F. Rankin, as trustee, and Roger F. Rankin, creating a trust for the benefit of Roger F. Rankin

34.	The Trust created under the Agreement, dated September 28, 2000, between Alfred M. Rankin, Jr., as trustee, and Bruce T. Rankin, for the benefit of Bruce T. Rankin

35.	The Trust created under the Agreement, dated August 26, 1974, between National City Bank, as trustee, and Thomas E. Taplin, Jr., for the benefit of Thomas E. Taplin, Jr.

36.	The Trust created under the Agreement, dated October 15, 1975, between National City Bank, as trustee, and Theodore D. Taplin, for the benefit of Theodore D. Taplin

37.

The Trust created under the Agreement, dated December 30, 1977, as supplemented, amended and restated, between National City Bank, as trustee, and Britton T. Taplin for the benefit of Britton T. Taplin

38.

The Trust created under the Agreement, dated December 29, 1989, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Clara T. (Rankin) Williams for the benefit of Clara T. (Rankin) Williams

39.

The Trust created under the Agreement, dated December 29, 1989, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Helen P. (Rankin) Butler for the benefit of Helen P. (Rankin) Butler

40.	Corbin Rankin

41.	Alison A. Rankin

42.	National City Bank as agent under the Agreement, dated July 16, 1969, with Margaret E. Taplin

43.	Alison A. Rankin, as trustee fbo A. Farnham Rankin under Irrevocable Trust No. 1, dated December 18, 1997, with Roger Rankin, Grantor

44.	Alison A. Rankin, as trustee fbo Elisabeth M. Rankin under Irrevocable Trust No. 1, dated December 18, 1997, with Roger Rankin, Grantor

45.	Rankin Associates II, L.P.

46.	John C. Butler, Jr.

47.	Clara Rankin Butler (by John C. Butler, Jr. as Custodian)

48.	The Trust created under the Agreement, dated July 24, 1998, as amended, between Frank F. Taplin, as trustee, and Frank F. Taplin, for the benefit of Frank F. Taplin

49.	David B. Williams

50.	Griffin B. Butler (by John C. Butler, Jr. as Custodian)

51.	Claiborne R. Rankin as Trustee of the Claiborne R. Rankin, Jr. Revocable Trust dated August 25, 2000

52.	Alison A. Rankin as Trustee under Irrevocable Trust No. 2, dated September 11, 2000, for the benefit of A. Farnham Rankin

53.	Alison A. Rankin as Trustee under Irrevocable Trust No. 2, dated September 11, 2000, for the benefit of Elisabeth M. Rankin

54.	Alison A. Rankin as Trustee of the Alison A. Rankin Revocable Trust, dated September 11, 2000

55.	The Trust created under the Agreement, dated December 20, 1993, between Thomas T. Rankin, as co-trustee, Matthew M. Rankin, as co-trustee, and Matthew M. Rankin, for the benefit of Matthew M. Rankin

56.	Scott Seelbach

57.	Margo Jamison Victoire Williams (by Clara Rankin Williams as Custodian)

58.	Trust created under the Agreement, dated June 1, 1995, between Chloe O. Rankin, as Trustee, and Chloe O. Rankin, for the benefit of Chloe O. Rankin

59.	Trust created by the Agreement, dated June 17, 1999, between John C. Butler, Jr., as trustee, and John C. Butler, Jr., creating a trust for the benefit of John C. Butler, Jr.

60.	Clara Rankin Butler 2002 Trust, dated November 5, 2002

61.	Griffin Bedwell Butler 2002 Trust, dated November 5, 2002

62.	Elizabeth B. Rankin

63.

Margo Jamison Victoire Williams 2004 Trust created by the Agreement, dated December 10, 2004, between David B.H. Williams, as trustee, and Clara Rankin Williams, creating a trust for the benefit of Margo Jamison Victoire Williams

64.

Helen Charles Williams 2004 Trust created by the Agreement, dated December 10, 2004, between David B.H. Williams, as trustee, and Clara Rankin Williams, creating a trust for the benefit of Helen Charles Williams

65.	Helen Charles Williams (by David B.H. Williams as Custodian)

66.	Julia L. Rankin Kuipers

67.	Trust created by the Agreement, dated December 21, 2004, between Claiborne R. Rankin, as trustee, and Julia L. Rankin, creating a trust for the benefit of Julia L. Rankin

68.	Thomas Parker Rankin

69.	Taplin Elizabeth Seelbach (by Scott Seelbach as Custodian)

70.	Trust created by the Agreement, dated December 21, 2004, between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Taplin Elizabeth Seelbach

71.	Rankin Associates IV, L.P.

72.

Marital Trust created by the Agreement, dated January 21, 1966, as supplemented, amended and restated, between National City Bank and Beatrice Taplin, as Trustees, and Thomas E. Taplin, for the benefit of Beatrice B. Taplin

73.	Trust created by the Agreement, dated May 10, 2007, between Mathew M. Rankin, as Grantor, and Mathew M. Rankin and James T. Rankin, as co-trustees, for the benefit of Mary Marshall Rankin

74.	Trust created by Agreement, dated May 10, 2007, between Mathew M. Rankin, as trustee, and James T. Rankin, creating a trust for the benefit of William Alexander Rankin

75.	Trust created by the Agreement dated December 21, 2004, between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Isabelle Scott Seelbach

76.	Lynne Turman Rankin

77.	Jacob A. Kuipers

78.	Alfred M. Rankin, Jr.’s 2011 Grantor Retained Annuity Trust

79.	Alfred M. Rankin, Jr. 2012 Retained Annuity Trust

80.	2012 Chloe O. Rankin

81.	2012 Corbin K. Rankin Trust

82.	2012 Alison A. Rankin Trust

83.	2012 Helen R. Butler Trust

84.	2012 Clara R. Williams Trust

85.	The David B.H. Williams Trust, David B.H. Trustee u/a/d October 14, 2009

86.	Mary Marshall Rankin (by Matthew M. Rankin, as Custodian)

87.	William Alexander Rankin (by Matthew M. Rankin, as Custodian)

88.	Margaret Pollard Rankin (by James T. Rankin, as Custodian)

89.	Trust created by the Agreement, dated April 10, 2009, between Chloe R. Seelbach, as trustee, creating a trust for the benefit of Chloe R. Seelbach

90.	Trust created by the Agreement, dated December 21, 2004, between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Thomas Wilson Seelbach

91.	Isabelle Seelbach (by Chloe R. Seelbach, as Custodian)

92.	Elisabeth M. Rankin (by Alison A. Rankin, as Custodian)

93.	A. Farnham Rankin

94.	Taplin Annuity Trust #1 of Beatrice B. Taplin dated June 18, 2011

95.	The Beatrice B. Taplin Trust/Custody dtd December 12, 2001, Beatrice B. Taplin, as Trustee, for the benefit of Beatrice B. Taplin

96.	Cory Freyer

97.	Ngaio T. Lowry Trust, dated February 26, 1998, Caroline T. Ruschell, Trustee

98.	Caroline T. Ruschell Trust Agreement dated December 8, 2005, Caroline T. Ruschell as Trustee

99.	Jennifer Dickerman

100.	The Trust created under the Agreement dated January 5, 1977 between PNC Bank as Co-Trustee, Alfred M. Rankin, Jr., as Co-Trustee, for the benefit of Clara L.T. Rankin

101.	The Trust created under the Agreement, dated January 1, 1977, between PNC Bank, as Co-Trustee, Alfred M. Rankin, Jr., as Co-Trustee, and Clara L. T. Rankin, for the benefit of Clara L. T. Rankin

102.	Thomas E. Taplin Exempt Family Trust u/a dated January 21, 1966 and as amended, Beatrice Taplin, Trustee

103.	Thomas E. Taplin Exempt Family Trust u/a dated January 21, 1966 amended, per IRC 1015(A) Dual Basis Sub-Account, Beatrice Taplin, Trustee

104.	Alfred M. Rankin Jr.—Roth IRA— Brokerage Account #*****

105.	John C. Butler, Jr.—Roth IRA— Brokerage Account #*****

106.	DiAhn Taplin

107.	BTR 2012 Trust for Helen R. Butler

108.	BTR 2012 Trust for Clara R. Williams

109.	BTR 2012 Trust for James T. Rankin

110.	BTR 2012 Trust for Matthew M. Rankin

111.	BTR 2012 Trust for Thomas P. Rankin

112.	BTR 2012 Trust for Chloe R. Seelbach

113.	BTR 2012 Trust for Claiborne R. Rankin, Jr.

114.	BTR 2012 Trust for Julia R. Kuipers

115.	BTR 2012 Trust for Anne F. Rankin

116.	BTR 2012 Trust for Elisabeth M. Rankin

117.	The Anne F. Rankin Trust dated August 15, 2012

118.	Trust created by the Agreement, dated August 20, 2009 between James T. Rankin, as Trustee, and James T. Rankin, creating a trust for the benefit of James T. Rankin

119.

Thomas P. K. Rankin, Trustee of the trust created by agreement, dated February 2, 2011, as Supplemented, amended and restated, between Thomas P.K. Rankin, as trustee, and Thomas P.K. Rankin, creating a trust for the benefit of Thomas P.K. Rankin

120.	Claiborne R. Rankin Trust for the children of Julia R. Kuipers dated December 27, 2013 under the Custody Agreement dated December 27, 2013 fbo Evelyn R. Kuipers

121.	AMR Associates, LP

122.	Vested Trust for the benefit of Margaret Pollard Rankin U/A/D December 4, 2015

123.	Vested Trust for the benefit of James T. Rankin, Jr. U/A/D December 4, 2015

124.	Claiborne R. Rankin Trust for the children of Claiborne R. Rankin, Jr. dated August 26, 2016 for the benefit of Claiborne Read Rankin, III

125.	Claiborne R. Rankin Trust for the children of Julia R. Kuipers dated December 27, 2013 fbo Matilda Alan Kuipers

126.	Claiborne Read Rankin III (by Claiborne R. Rankin, Jr., as Custodian)

127.	James T. Rankin, Jr. (by James T. Rankin, as Custodian)

128.	Matilda Alan Kuipers (by Julia R. Kuipers, as Custodian)

129.	Lauran Rankin

130.	Lauran Rankin Main Trust u/a/d 12/23/15

131.	Thomas Wilson Seelbach (by Chloe Seelbach, as Custodian)

132.	Evelyn R. Kuipers (by Julia R. Kuipers, as Custodian)

133.	Trust FBO Paige J. Rankin U/T/A Vested Trusts for Children of Claiborne R. Rankin, Jr., dated 8/26/2016 (Claiborne R. Rankin, Jr., Trustee)

134.	Paige J. Rankin (by Claiborne R. Rankin, Jr., as Custodian for Paige J. Rankin)

135.	BTR 2020 GST Trust for Helen R. Butler, Helen R. Butler, Trustee

136.	BTR 2020 GST Trust for Clara R. Williams, Clara W. Williams, Trustee

137.	BTR 2020 GST Trust for Elisabeth M. Rankin, Roger F. Rankin, Trustee

138.	BTR 2020 GST Trust for Anne F. Rankin, Roger F. Rankin, Trustee

139.	BTR 2020 GST Trust for Chloe R. Seelbach, Claiborne R. Rankin, Trustee

140.	BTR 2020 GST Trust for Claiborne R. Rankin, Jr., Claiborne R. Rankin, Trustee

141.	BTR 2020GST Trust for Julia R. Kuipers, Claiborne R. Rankin, Trustee

142.	JCB 2020 GST Trust fbo Clara R. Butler, Helen R. Butler, Trustee

143.	JCB 2020 GST Trust fbo Griffin B. Butler, Helen R. Butler, Trustee

144.	HRB 2020 GST Trust fbo Clara R. Butler, Clara R. Williams, Trustee

145.	HRB 2020 GST Trust fbo Griffin B. Butler, Clara R. Williams, Trustee

146.	CRW 2020 GST Trust fbo Helen C. Williams, David B.H. Williams, Trustee

147.	CRW 2020 GST Trust fbo Margo J.V. Williams, David B. H. Williams, Trustee

148.	BTR 2020 GST Trust for Matthew M. Rankin, Thomas T. Rankin, Trustee

149.	BTR 2020 GST Trust for James T. Rankin, Thomas T. Rankin, Trustee

150.	BTR 2020 GST Trust for Thomas P.K. Rankin, Thomas T. Rankin, Trustee

151.	2012 Chloe R. Seelbach GST Trust, Claiborne R. Rankin, Trustee

152.	2012 Claiborne R. Rankin, Jr. GST Trust, Claiborne R. Rankin, Trustee

153.	2012 Julia R. Kuipers GST Trust, Claiborne R. Rankin, Trustee

154.	2012 Matthew M. Rankin GST Trust, Thomas T. Rankin, Trustee

155.	2012 James T. Rankin GST Trust, Thomas T. Rankin, Trustee

156.	2012 Thomas P. Rankin GST Trust, Thomas T. Rankin, Trustee

157.	2012 Anne F. Rankin GST Trust, Roger F. Rankin, Trustee

158.	2012 Elisabeth M. Rankin GST Trust, Roger F. Rankin, Trustee

159.	2012 Helen R. Butler GST Trust, Alfred M. Rankin, Jr., Trustee

160.	2012 Clara R. Williams GST Trust, Alfred M. Rankin, Jr., Trustee

161.	Rankin Associates V, LP

162.	Rankin Associates VI, LP

163.	Corbin K. Rankin Main Trust U/A/D November 30, 2015, as amended

164.	Elizabeth B. Rankin Main Trust U/A/D November 10, 2015, as amended

165.	Lynne T. Rankin Main Trust U/A/D December 4, 2015, as amended

166.	Scott W. Seelbach Main Trust U/A/D December 22, 2015

167.	Elisabeth Marshall Rankin Main Trust u/a/d 12/30/15

Exhibit B

RELEASED PARTICIPATING STOCKHOLDERS

1.	Martha S. Kelly

2.	Susan Sichel

3.	Jennifer T. Jerome

4.	Caroline T. Ruschell

5.	David F. Taplin

6.	Beatrice B. Taplin

7.	Thomas E. Taplin, Jr.

8.	Theodore D. Taplin (deceased)

9.	Britton T. Taplin

10.	Frank F. Taplin

11.	The Trust created under the Agreement, dated August 26, 1974, between National City Bank, as trustee, and Thomas E. Taplin, Jr., for the benefit of Thomas E. Taplin, Jr.

12.	The Trust created under the Agreement, dated October 15, 1975, between National City Bank, as trustee, and Theodore D. Taplin, for the benefit of Theodore D. Taplin

13.

The Trust created under the Agreement, dated December 30, 1977, as supplemented, amended and restated, between National City Bank, as trustee, and Britton T. Taplin for the benefit of Britton T. Taplin

14.	National City Bank as agent under the Agreement, dated July 16, 1969, with Margaret E. Taplin

15.	The Trust created under the Agreement, dated July 24, 1998, as amended, between Frank F. Taplin, as trustee, and Frank F. Taplin, for the benefit of Frank F. Taplin

16.

Marital Trust created by the Agreement, dated January 21, 1966, as supplemented, amended and restated, between National City Bank and Beatrice Taplin, as Trustees, and Thomas E. Taplin, for the benefit of Beatrice B. Taplin

17.	Taplin Annuity Trust #1 of Beatrice B. Taplin dated June 18, 2011

18.	The Beatrice B. Taplin Trust/Custody dtd December 12, 2001, Beatrice B. Taplin, as Trustee, for the benefit of Beatrice B. Taplin

19.	Cory Freyer

20.	Ngaio T. Lowry Trust, dated February 26, 1998, Caroline T. Ruschell, Trustee

B - 1

21.	Caroline T. Ruschell Trust Agreement dated December 8, 2005, Caroline T. Ruschell as Trustee

22.	Jennifer Dickerman

23.	Thomas E. Taplin Exempt Family Trust u/a dated January 21, 1966 and as amended, Beatrice Taplin, Trustee

24.	Thomas E. Taplin Exempt Family Trust u/a dated January 21, 1966 amended, per IRC 1015(A) Dual Basis Sub-Account, Beatrice Taplin, Trustee

25.	DiAhn Taplin

26.	Alfred M. Rankin, Jr.’s 2011 Grantor Retained Annuity Trust

27.	Alfred M. Rankin, Jr. 2012 Retained Annuity Trust

B - 2

Exhibit C

AMENDED LIST OF PARTICIPATING STOCKHOLDERS

1.	Clara L. T. Rankin

2.	Alfred M. Rankin, Jr.

3.	Victoire G. Rankin

4.	Helen Rankin Butler (f/k/a Helen P. Rankin)

5.	Clara T. Rankin Williams (f/k/a Clara T. Rankin)

6.	Thomas T. Rankin

7.	Matthew M. Rankin

8.	James T. Rankin

9.	Claiborne R. Rankin

10.	Chloe O. Rankin

11.	Chloe R. Seelbach (f/k/a Chloe E. Rankin)

12.	Claiborne R. Rankin, Jr.

13.	Roger F. Rankin

14.	Bruce T. Rankin

15.	Rankin Management, Inc.

16.	Rankin Associates I, L.P. (f/k/a CTR Family Associates, L.P.)

17.	The Trust created under the Agreement, dated December 28, 1976, between National City Bank, as trustee, and Clara L.T. Rankin, for the benefit of grandchildren

18.	The Trust created under the Agreement, dated July 20, 2000, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Clara T. Rankin, for the benefit of Clara T. Rankin

19.

The Trust created under the Agreement, dated September 28, 2000, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Alfred M. Rankin, Jr., for the benefit of Alfred M. Rankin, Jr.

20.

The Trust created under the Agreement, dated September 28, 2000, as supplemented, amended and restated, between Victoire G. Rankin, as trustee, and Victoire G. Rankin, for the benefit of Victoire G. Rankin

21.

The Trust created under the Agreement, dated December 29, 1967, as supplemented, amended and restated, between Thomas T. Rankin, as trustee, and Thomas T. Rankin, creating a trust for the benefit of Thomas T. Rankin

22.

The Trust created under the Agreement, dated June 22, 1971, as supplemented, amended and restated, between Claiborne R. Rankin, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Claiborne R. Rankin

23.

The Trust created under the Agreement, dated September 11, 1973, as supplemented, amended and restated, between Roger F. Rankin, as trustee, and Roger F. Rankin, creating a trust for the benefit of Roger F. Rankin

24.	The Trust created under the Agreement, dated September 28, 2000, between Alfred M. Rankin, Jr., as trustee, and Bruce T. Rankin, for the benefit of Bruce T. Rankin

25.

The Trust created under the Agreement, dated December 29, 1989, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Clara T. (Rankin) Williams for the benefit of Clara T. (Rankin) Williams

26.

The Trust created under the Agreement, dated December 29, 1989, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Helen P. (Rankin) Butler for the benefit of Helen P. (Rankin) Butler

27.	Corbin Rankin

28.	Alison A. Rankin

29.	Alison A. Rankin, as trustee fbo A. Farnham Rankin under Irrevocable Trust No. 1, dated December 18, 1997, with Roger Rankin, Grantor

30.	Alison A. Rankin, as trustee fbo Elisabeth M. Rankin under Irrevocable Trust No. 1, dated December 18, 1997, with Roger Rankin, Grantor

31.	Rankin Associates II, L.P.

32.	John C. Butler, Jr.

33.	Clara Rankin Butler (by John C. Butler, Jr. as Custodian)

34.	David B. Williams

35.	Griffin B. Butler (by John C. Butler, Jr. as Custodian)

36.	Claiborne R. Rankin as Trustee of the Claiborne R. Rankin, Jr. Revocable Trust dated August 25, 2000

37.	Alison A. Rankin as Trustee under Irrevocable Trust No. 2, dated September 11, 2000, for the benefit of A. Farnham Rankin

38.	Alison A. Rankin as Trustee under Irrevocable Trust No. 2, dated September 11, 2000, for the benefit of Elisabeth M. Rankin

39.	Alison A. Rankin as Trustee of the Alison A. Rankin Revocable Trust, dated September 11, 2000

40.	The Trust created under the Agreement, dated December 20, 1993, between Thomas T. Rankin, as co-trustee, Matthew M. Rankin, as co-trustee, and Matthew M. Rankin, for the benefit of Matthew M. Rankin

41.	Scott Seelbach

42.	Margo Jamison Victoire Williams (by Clara Rankin Williams as Custodian)

43.	Trust created under the Agreement, dated June 1, 1995, between Chloe O. Rankin, as Trustee, and Chloe O. Rankin, for the benefit of Chloe O. Rankin

44.	Trust created by the Agreement, dated June 17, 1999, between John C. Butler, Jr., as trustee, and John C. Butler, Jr., creating a trust for the benefit of John C. Butler, Jr.

45.	Clara Rankin Butler 2002 Trust, dated November 5, 2002

46.	Griffin Bedwell Butler 2002 Trust, dated November 5, 2002

47.	Elizabeth B. Rankin

48.

Margo Jamison Victoire Williams 2004 Trust created by the Agreement, dated December 10, 2004, between David B.H. Williams, as trustee, and Clara Rankin Williams, creating a trust for the benefit of Margo Jamison Victoire Williams

49.

Helen Charles Williams 2004 Trust created by the Agreement, dated December 10, 2004, between David B.H. Williams, as trustee, and Clara Rankin Williams, creating a trust for the benefit of Helen Charles Williams

50.	Helen Charles Williams (by David B.H. Williams as Custodian)

51.	Julia L. Rankin Kuipers

52.	Trust created by the Agreement, dated December 21, 2004, between Claiborne R. Rankin, as trustee, and Julia L. Rankin, creating a trust for the benefit of Julia L. Rankin

53.	Thomas Parker Rankin

54.	Taplin Elizabeth Seelbach (by Scott Seelbach as Custodian)

55.	Trust created by the Agreement, dated December 21, 2004, between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Taplin Elizabeth Seelbach

56.	Rankin Associates IV, L.P.

57.	Trust created by the Agreement, dated May 10, 2007, between Mathew M. Rankin, as Grantor, and Mathew M. Rankin and James T. Rankin, as co-trustees, for the benefit of Mary Marshall Rankin

58.	Trust created by Agreement, dated May 10, 2007, between Mathew M. Rankin, as trustee, and James T. Rankin, creating a trust for the benefit of William Alexander Rankin

59.	Trust created by the Agreement dated December 21, 2004, between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Isabelle Scott Seelbach

60.	Lynne Turman Rankin

61.	2012 Chloe O. Rankin

62.	2012 Corbin K. Rankin Trust

63.	2012 Alison A. Rankin Trust

64.	2012 Helen R. Butler Trust

65.	2012 Clara R. Williams Trust

66.	The David B.H. Williams Trust, David B.H. Trustee u/a/d October 14, 2009

67.	Mary Marshall Rankin (by Matthew M. Rankin, as Custodian)

68.	William Alexander Rankin (by Matthew M. Rankin, as Custodian)

69.	Margaret Pollard Rankin (by James T. Rankin, as Custodian)

70.	Trust created by the Agreement, dated April 10, 2009, between Chloe R. Seelbach, as trustee, creating a trust for the benefit of Chloe R. Seelbach

71.	Trust created by the Agreement, dated December 21, 2004, between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Thomas Wilson Seelbach

72.	Isabelle Seelbach (by Chloe R. Seelbach, as Custodian)

73.	Elisabeth M. Rankin (by Alison A. Rankin, as Custodian)

74.	A. Farnham Rankin

75.	The Trust created under the Agreement dated January 5, 1977 between PNC Bank as Co-Trustee, Alfred M. Rankin, Jr., as Co-Trustee, for the benefit of Clara L.T. Rankin

76.	The Trust created under the Agreement, dated January 1, 1977, between PNC Bank, as Co-Trustee, Alfred M. Rankin, Jr., as Co-Trustee, and Clara L. T. Rankin, for the benefit of Clara L. T. Rankin

77.	Alfred M. Rankin Jr.—Roth IRA— Brokerage Account #*****

78.	John C. Butler, Jr.—Roth IRA— Brokerage Account #*****

79.	BTR 2012 Trust for Helen R. Butler

80.	BTR 2012 Trust for Clara R. Williams

81.	BTR 2012 Trust for James T. Rankin

82.	BTR 2012 Trust for Matthew M. Rankin

83.	BTR 2012 Trust for Thomas P. Rankin

84.	BTR 2012 Trust for Chloe R. Seelbach

85.	BTR 2012 Trust for Claiborne R. Rankin, Jr.

86.	BTR 2012 Trust for Julia R. Kuipers

87.	BTR 2012 Trust for Anne F. Rankin

88.	BTR 2012 Trust for Elisabeth M. Rankin

89.	The Anne F. Rankin Trust dated August 15, 2012

90.	Trust created by the Agreement, dated August 20, 2009 between James T. Rankin, as Trustee, and James T. Rankin, creating a trust for the benefit of James T. Rankin

91.

Thomas P. K. Rankin, Trustee of the trust created by agreement, dated February 2, 2011, as Supplemented, amended and restated, between Thomas P.K. Rankin, as trustee, and Thomas P.K. Rankin, creating a trust for the benefit of Thomas P.K. Rankin

92.	Claiborne R. Rankin Trust for the children of Julia R. Kuipers dated December 27, 2013 under the Custody Agreement dated December 27, 2013 fbo Evelyn R. Kuipers

93.	AMR Associates, LP

94.	Vested Trust for the benefit of Margaret Pollard Rankin U/A/D December 4, 2015

95.	Vested Trust for the benefit of James T. Rankin, Jr. U/A/D December 4, 2015

96.	Claiborne R. Rankin Trust for the children of Claiborne R. Rankin, Jr. dated August 26, 2016 for the benefit of Claiborne Read Rankin, III

97.	Claiborne R. Rankin Trust for the children of Julia R. Kuipers dated December 27, 2013 fbo Matilda Alan Kuipers

98.	Claiborne Read Rankin III (by Claiborne R. Rankin, Jr., as Custodian)

99.	James T. Rankin, Jr. (by James T. Rankin, as Custodian)

100.	Matilda Alan Kuipers (by Julia R. Kuipers, as Custodian)

101.	Lauran Rankin

102.	Lauran Rankin Main Trust u/a/d 12/23/15

103.	Thomas Wilson Seelbach (by Chloe Seelbach, as Custodian)

104.	Evelyn R. Kuipers (by Julia R. Kuipers, as Custodian)

105.	Trust FBO Paige J. Rankin U/T/A Vested Trusts for Children of Claiborne R. Rankin, Jr., dated 8/26/2016 (Claiborne R. Rankin, Jr., Trustee)

106.	Paige J. Rankin (by Claiborne R. Rankin, Jr., as Custodian for Paige J. Rankin)

107.	BTR 2020 GST Trust for Helen R. Butler, Helen R. Butler, Trustee

108.	BTR 2020 GST Trust for Clara R. Williams, Clara W. Williams, Trustee

109.	BTR 2020 GST Trust for Elisabeth M. Rankin, Roger F. Rankin, Trustee

110.	BTR 2020 GST Trust for Anne F. Rankin, Roger F. Rankin, Trustee

111.	BTR 2020 GST Trust for Chloe R. Seelbach, Claiborne R. Rankin, Trustee

112.	BTR 2020 GST Trust for Claiborne R. Rankin, Jr., Claiborne R. Rankin, Trustee

113.	BTR 2020GST Trust for Julia R. Kuipers, Claiborne R. Rankin, Trustee

114.	JCB 2020 GST Trust fbo Clara R. Butler, Helen R. Butler, Trustee

115.	JCB 2020 GST Trust fbo Griffin B. Butler, Helen R. Butler, Trustee

116.	HRB 2020 GST Trust fbo Clara R. Butler, Clara R. Williams, Trustee

117.	HRB 2020 GST Trust fbo Griffin B. Butler, Clara R. Williams, Trustee

118.	CRW 2020 GST Trust fbo Helen C. Williams, David B.H. Williams, Trustee

119.	CRW 2020 GST Trust fbo Margo J.V. Williams, David B. H. Williams, Trustee

120.	BTR 2020 GST Trust for Matthew M. Rankin, Thomas T. Rankin, Trustee

121.	BTR 2020 GST Trust for James T. Rankin, Thomas T. Rankin, Trustee

122.	BTR 2020 GST Trust for Thomas P.K. Rankin, Thomas T. Rankin, Trustee

123.	2012 Chloe R. Seelbach GST Trust, Claiborne R. Rankin, Trustee

124.	2012 Claiborne R. Rankin, Jr. GST Trust, Claiborne R. Rankin, Trustee

125.	2012 Julia R. Kuipers GST Trust, Claiborne R. Rankin, Trustee

126.	2012 Matthew M. Rankin GST Trust, Thomas T. Rankin, Trustee

127.	2012 James T. Rankin GST Trust, Thomas T. Rankin, Trustee

128.	2012 Thomas P. Rankin GST Trust, Thomas T. Rankin, Trustee

129.	2012 Anne F. Rankin GST Trust, Roger F. Rankin, Trustee

130.	2012 Elisabeth M. Rankin GST Trust, Roger F. Rankin, Trustee

131.	2012 Helen R. Butler GST Trust, Alfred M. Rankin, Jr., Trustee

132.	2012 Clara R. Williams GST Trust, Alfred M. Rankin, Jr., Trustee

133.	Rankin Associates V, LP

134.	Rankin Associates VI, LP

135.	Corbin K. Rankin Main Trust U/A/D November 30, 2015, as amended

136.	Elizabeth B. Rankin Main Trust U/A/D November 10, 2015, as amended

137.	Lynne T. Rankin Main Trust U/A/D December 4, 2015, as amended

138.	Scott W. Seelbach Main Trust U/A/D December 22, 2015

139.	Elisabeth Marshall Rankin Main Trust u/a/d 12/30/15

140.	Jacob Alan Kuipers Main Trust u/a/d April 26, 2016, as amended